DELAWARE GROUP EQUITY FUNDS II, INC.

        Decatur Equity Income Fund (formerly Decatur Income Fund)
       Growth and Income Fund (formerly Decatur Total Return Fund)


                  Supplement to the current Prospectus

          The Board of Directors of Delaware Group Equity Funds
II, Inc. (the Company ) unanimously voted, subject to shareholder approval, to adopt a new Investment Management
Agreement between the Company and Delaware Management Company
(the  Manager ) for each Fund listed above.

          Under the current Investment Management Agreement for the Decatur Equity Income Fund, that Fund pays the Manager an annual fee equal to 0.60% on the first $100 million, 0.525% on the next $150 million, 0.50% on the next $250 million, and 0.475% on assets over $500 million (all calculated as a percentage of the Fund s average daily net assets less independent directors fees). Under the current Investment Management Agreement for the Growth and Income Fund, that Fund pays the Manager an annual fee equal to 0.60% on the first $500 million, 0.575% on the next $250 million, and 0.55 % on assets over $750 million (all calculated as a percentage of the Fund s average daily net assets less independent directors fees).

          Under the proposed Investment Management Agreements, each Fund will pay the Manager an annual fee equal to 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets over $2.5 billion (all calculated as a percentage of the Fund s average daily net assets).

          Individuals who were shareholders of these Funds on December 21, 1998 will be asked to approve the proposed Investment Management Agreement for their Fund at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fee is expected to become effective on or about April 1, 1999 if shareholders approve the proposed Investment Management Agreements.